Exhibit 10.3

CERTAIN PORTIONS OF THE EXHIBIT THAT ARE NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL HAVE BEEN REDACTED PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K. [****] INDICATES THAT INFORMATION HAS BEEN REDACTED.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 28, 2026, is entered into by and between SAIHEAT Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and Energy Science Artist Holding Limited, a British Virgin Islands business company (the “Holder”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Saiheat Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Canopy Wave Inc., a Delaware corporation (the “Target”), and the Target’s stockholders, Taoyue (Tao) Zhang and Chunyi (James) Liao.

WHEREAS, the Holder is the registered holder of 642,043 Class B ordinary shares, par value $0.0015 per share, of the Company (the “Class B Shares”), all of which Class B Shares shall be converted into an equal number of Class A ordinary shares, par value $0.0015 per share, of the Company (the “Class A Shares”, collectively with Class B Shares referred to as the “Ordinary Shares”) prior to the closing of the transactions contemplated by the Merger Agreement (such Class A Shares issued upon conversion of the Class B Shares, the “Conversion Shares”); and

WHEREAS, in consideration of the Holder’s agreement to convert the Class B Shares into Class A Shares and to support the transactions contemplated by the Merger Agreement, the Company has agreed to provide the Holder with certain registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1.	DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.

(b) “Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act, relating to the terms of the offering of any portion of the Registrable Securities.

(c) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

(d) “Registrable Securities” means the Conversion Shares and any Ordinary Shares issued or issuable with respect to the Conversion Shares as a result of any share split or subdivision, share dividend, recapitalization, exchange or similar event. Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) upon the earliest to occur of the date on which (i) the Holder shall have resold all the Registrable Securities covered by the Registration Statement and (ii) such securities become eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

(e) “Registration Expenses” means all registration and filing fee expenses incurred by the Company in effecting any registration pursuant to this Agreement, including (i) all registration, qualification, and filing fees, printing expenses, and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority, (ii) all fees and expenses in connection with compliance with or clearing the Registrable Securities for sale under any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, and (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance).

(f) “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, that Registers Registrable Securities, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws. “Registration Statement” shall also include a New Registration Statement as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC.

(g) “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all similar fees and commissions relating to the Holder’s disposition of the Registrable Securities.

2.	REGISTRATION.

(a) Mandatory Registration. The Company shall, as promptly as reasonably practicable and in any event no later than 30 days after the closing of the transactions contemplated by the Merger Agreement (the “Closing Date”), but subject to the availability of all financial statements of the Company (as the accounting acquirer) then required by the SEC to be included therein, prepare and file with the SEC an initial Registration Statement (the “Initial Registration Statement”) covering the resale of all Registrable Securities. Each Registration Statement filed hereunder shall be on Form F-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form F-3, in which case such registration shall be on another appropriate form in accordance herewith). At least three (3) Business Days before filing the Registration Statement and at least one (1) Business Day prior to filing any amendment or supplement thereto or any related Prospectus, the Company shall furnish to the Holder a copy of such filings for review and comment by the Holder and its counsel, if any, prior to its filing with the SEC. The Company shall (i) use commercially reasonable efforts to address in each such document prior to its filing with the SEC such comments as the Holder or its counsel, if any, reasonably propose, and (ii) not file any Registration Statement or related Prospectus or any amendment or supplement thereto containing information regarding the Holder to which the Holder reasonably objects, unless such information is required to comply with any applicable law or regulation.

(b) Effectiveness. The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC at the earliest possible date but no later than the earlier of (i) the 75th calendar day following the initial filing date of the Initial Registration Statement if the SEC notifies the Company that it will “review” the Initial Registration Statement and (ii) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be “reviewed” or will not be subject to further review. The Company shall notify the Holder by e-mail as promptly as practicable, and in any event, within 24 hours, after the Registration Statement is declared effective and shall as promptly as practicable provide the Holder with copies of any Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use reasonable best efforts to keep the Initial Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Holder of all of the Registrable Securities covered thereby at all times until the earliest to occur of the following events: (x) the date on which the Holder shall have resold all the Registrable Securities covered thereby; and (y) the date on which the Registrable Securities may be resold by the Holder without registration, without regard to any volume or manner-of-sale limitations by reason of Rule 144, and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act or any other rule of similar effect (the “Registration Period”). The Initial Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(c) Sufficient Number of Securities Registered. In the event the number of securities available under the Initial Registration Statement at any time is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Initial Registration Statement or file a new Registration Statement (together with any Prospectuses or Prospectus supplements thereunder, a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than ten Business Days after the necessity therefor arises. The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement declared effective as soon as reasonably practicable following the filing thereof but no later than the earlier of (i) the 75th calendar day following the initial filing date of the New Registration Statement if the SEC notifies the Company that it will “review” the New Registration Statement and (ii) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the New Registration Statement will not be “reviewed” or will not be subject to further review. The provisions of Section 2(a) and (b) shall apply to the New Registration Statement, except as modified hereby.

(d) Allowable Delays. On no more than three (3) occasions and for not more than 60 consecutive days or for a total of not more than 120 days in any 12 month period, the Company may delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of any Prospectus, in the event that the Company determines in good faith that such delay or suspension is necessary to (i) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (ii) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall (x) promptly notify the Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Holder) disclose to the Holder any material non-public information giving rise to an Allowed Delay, (y) advise the Holder in writing to cease all sales under the applicable Registration Statement until the end of the Allowed Delay and (z) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(e) Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in any Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Company shall be obligated to use reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities) or requires the Holder to be named as an “underwriter,” the Company shall (i) promptly notify the Holder thereof and (ii) use reasonable best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Holder is not an “underwriter.” The Holder shall have the right to select one legal counsel, at the Holder’s sole expense, to review and oversee any registration or matters pursuant to this Section 2(e), including participation in any meetings or discussions with the SEC regarding the SEC’s position, and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the Holder’s counsel reasonably objects. In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2(e), the SEC limits the number of Registrable Securities permitted to be registered on any Registration Statement as a secondary offering, the Company shall (x) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (y) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name the Holder as an “underwriter” in such Registration Statement without the prior written consent of the Holder (provided that, in the event the Holder withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of the Holder in any Registration Statement covering the resale thereof until such time as the SEC no longer requires the Holder to be named as an “underwriter” in such Registration Statement or the Holder otherwise consents in writing to being so named). From and after such date as the Company is able to effect the Registration of any Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”), all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable best efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that the date by which the Company is required to file the Registration Statement with respect to such Cut Back Shares shall be the tenth day following the Restriction Termination Date and the date by which the Company is required to have the Registration Statement effective with respect to such Cut Back Shares shall be the 55th day immediately after the Restriction Termination Date.

3.	RELATED COMPANY OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on the Initial Registration Statement or on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) Notifications. The Company will promptly notify the Holder of the time when any subsequent amendment to the Initial Registration Statement or any New Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a Prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any New Registration Statement or any Prospectus or for additional information.

(b) Amendments. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Initial Registration Statement, any New Registration Statement or any Prospectus, as applicable, that, (i) as may be necessary to keep such Registration Statement effective for the Registration Period and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the distribution of all of the Registrable Securities covered thereby, or (ii) in the reasonable opinion of the Holder, as may be necessary or advisable in connection with any acquisition or sale of Registrable Securities by the Holder.

(c) Holder Review. The Company will not file any amendment or supplement to the Registration Statement, any New Registration Statement or any Prospectus, other than documents incorporated by reference, relating to the Holder, the Registrable Securities or the transactions contemplated hereby unless (i) the Holder and its counsel, if any, shall have been advised and afforded the opportunity to review and comment thereon at least three Business Days prior to filing with the SEC and (ii) the Company shall have given reasonable due consideration to any comments thereon received from the Holder or its counsel.

(d) Copies Available. The Company will furnish to the Holder, if its Registrable Securities are included in any Registration Statement, and its counsel copies of the Initial Registration Statement, any Prospectus thereunder (including all documents incorporated by reference therein), any Prospectus supplement thereunder, any New Registration Statement and all amendments to the Initial Registration Statement or any New Registration Statement that are filed with the SEC during the Registration Period (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder that are covered by such Registration Statement, in each case as soon as reasonably practicable upon the Holder’s request and in such quantities as the Holder may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document to the Holder to the extent such document is available on EDGAR.

(e) Notification of Stop Orders; Material Changes. The Company shall use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness relating to any Registration Statement and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Holder promptly (but in no event later than 48 hours) and shall confirm such advice in writing, in each case: (x) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any Prospectus or for any additional information; (y) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of any Prospectus or Prospectus supplement, or any New Registration Statement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (z) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any Prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any Prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any Prospectus to comply with the Securities Act or any other law. The Company shall not be required to disclose to the Holder the substance of specific reasons of any of the events set forth in clause (x) to (z) of the immediately preceding sentence (each, a “Suspension Event”), but rather, shall only be required to disclose that the event has occurred. The Company shall furnish to the Holder, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to the Initial Registration Statement, any New Registration Statement or any Prospectus, or Prospectus supplement as the case may be. In the event of a Suspension Event set forth in clause (z) of the first sentence of this Section 3(e), the Company will use its commercially reasonable efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under Registration Statements may resume; provided, however, that if the Company has a bona fide business purpose for not making such information public, the Company may suspend the use of all Registration Statements for up to 60 consecutive calendar days; provided, further, that the Company may not suspend the use of all Registration Statements more than twice, or for more than 90 total calendar days, in each case during any twelve-month period.

(f) Confirmation of Effectiveness. If reasonably requested by the Holder at any time in respect of any Registration Statement, the Company shall deliver to the Holder a written confirmation from Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of Registrable Securities.

(g) Listing. The Company shall use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the Nasdaq Capital Market or such other national securities exchange on which the Class A Shares are then listed.

(h) Compliance. The Company shall otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holder in writing if, at any time during the Registration Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holder is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter); provided that the Company will be deemed to have made available such statement to its security holders to the extent it is filed or furnished in EDGAR.

(i) Blue-Sky. The Company shall register or qualify or cooperate with the Holder and its counsel in connection with the registration or qualification of the Holder’s Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(i), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(i), or (iii) file a general consent to service of process in any such jurisdiction.

(j) Rule 144. With a view to making available to the Holder the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holder to sell Ordinary Shares to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (x) six months after such date as all of the Registrable Securities may be sold without restriction by the Holder pursuant to Rule 144 or any other rule of similar effect or (y) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to the Holder upon request, as long as the Holder owns any Registrable Securities, (x) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (y) a copy of or electronic access to the Company’s most recent Annual Report on 20-F or interim financial statements on Form 6-K, and (z) such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(k) Cooperation. If requested by the Holder, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of Ordinary Shares and registered in such names as the Holder may reasonably request to the extent permitted by such Registration Statement or Rule 144 to effect sales of Registrable Securities. For the avoidance of doubt, the Company may satisfy its obligations hereunder without issuing physical share certificates through the use of The Depository Trust Company’s Direct Registration System.

4.	OBLIGATIONS OF THE HOLDER.

(a) Holder Information. The Holder shall provide a completed questionnaire in the form attached hereto as Exhibit A in connection with the registration of the Registrable Securities. If the Company has not received such completed questionnaire from the Holder within three Business Days of the Company’s request, the Company may file the Registration Statement without including the Holder’s Registrable Securities.

(b) Suspension of Sales. The Holder agrees that, upon receipt of any notice from the Company of the existence of an Allowed Delay or a Suspension Event as set forth in Section 3(e), the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Holder’s receipt of a notice from the Company confirming the resolution of such Allowed Delay or Suspension Event and that such dispositions may again be made.

(c) Holder Cooperation. The Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement or New Registration Statement hereunder, unless such Investor has notified the Company in writing of the exclusion of such Investor’s Registrable Securities from such Registration Statement.

5.	EXPENSES OF REGISTRATION.

All Registration Expenses incurred in connection with the Company’s performance of, or compliance with this Agreement, including the registrations pursuant to this Agreement, shall be borne by the Company. In no event shall the Company be responsible for any Selling Expenses or any legal fees of the Holder.

6.	INDEMNIFICATION.

(a) To the fullest extent permitted by law and notwithstanding any termination of this Agreement, the Company will, and hereby does, indemnify, hold harmless and defend the Holder, each Person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act, the members, the directors, officers, partners, employees, members, managers, agents, representatives and advisors of each of the foregoing (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, judgments, fines, penalties, charges, costs (including, without limitation, court costs and costs of preparation), reasonable and documented attorneys’ fees, amounts paid in settlement or reasonable and documented expenses (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, or any omission or alleged omission of any material fact with respect to any of the foregoing required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company or any of its subsidiaries of the Securities Act, Exchange Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”).  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person to the extent that such untrue statement or omission is contained in information furnished in writing to the Company by the Holder specifically for use in such Registration Statement or Prospectus and was reviewed and approved in writing by the Holder expressly for use in connection with the preparation of any Registration Statement, any Prospectus or any such amendment thereof or supplement thereto; and (y) with respect to any superseded Prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded Prospectus was corrected in the revised Prospectus, as then amended or supplemented, and the Indemnified Person was promptly advised in writing not to use the outdated, defective or incorrect Prospectus prior to the use giving rise to a Violation.

(b) In connection with the Initial Registration Statement, any New Registration Statement or any Prospectus, the Holder agrees to indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signed the Initial Registration Statement or signs any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claims resulting from any untrue or alleged untrue statement of a material fact contained in any such Initial Registration Statement, New Registration Statement or Prospectus, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, in each case to the extent, and only to the extent, that such untrue statement or omission occurs in reliance upon and in conformity with information about the Holder furnished in writing by the Holder to the Company specifically for use therein and was reviewed and approved in writing by the Holder expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement, any Prospectus or any such amendment thereof or supplement thereto. In no event shall the liability of the Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by the Holder in connection with any Claim relating to this Section 6 and the amount of any damages the Holder has otherwise been required to pay by reason of such untrue statement or omission) received by the Holder upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or the Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if (i) in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or (ii) the indemnifying party shall have failed to promptly assume the defense of such action or proceeding and to employ counsel reasonably satisfactory to the Indemnified Person or Indemnified Party, as applicable. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Indemnified Party or Indemnified Person in respect to or arising out of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or malfeasance by or on behalf of, the Indemnified Party or Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially and actually prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 which Person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the Person making it.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: contribution by the Holder shall be limited in amount to the net amount of proceeds (net of all expenses paid by the Holder in connection with any claim relating to this Section 7 and the amount of any damages the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by the Holder from the sale of such Registrable Securities giving rise to such contribution obligation.

8.	ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Holder; provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holder in connection with such transaction unless such securities are otherwise freely tradable by the Holder after giving effect to such transaction, and the prior written consent of the Holder shall not be required for such transaction.

The Holder shall not assign its respective rights hereunder without the prior written consent of the Company.

The provisions of this Agreement shall be binding upon and inure to the benefit of each party and its successors and permitted assigns.

9.	AMENDMENTS AND WAIVERS.

The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by (i) the Company and (ii) the Holder.

10.	MISCELLANEOUS.

(a) Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (i) when delivered if personally delivered to the party for whom it is intended, (ii) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the earlier of (x) confirmation of receipt or (y) the open of business on recipient’s next Business Day, in each case, provided no undeliverable notice is received, (iii) three days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (iv) one Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt:

i. If to the Company, addressed as follows:

SAIHEAT LIMITED
No. 266A South Bridge Road, #02-01
Singapore, 058815
Singapore
Email: [****]

ii. If to the Holder, addressed as follows:

Energy Science Artist Holding Limited
Asia Leading Chambers, Road Town, Tortola VG1110, British
Virgin Islands
Email: [****]

(b) Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

(c) Governing Law. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(d) Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(e) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(f) Contract Interpretation. This Agreement is the joint product of the Holder and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(g) No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby; except that the Indemnified Persons and Indemnified Parties are intended third-party beneficiaries of Section 6.

(h) Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

(i) Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, stockholder, general or limited partner or member of the Holder or of any affiliates or assignees thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, stockholder, general or limited partner or member of the Holder or of any affiliates or assignees thereof, as such for any obligation of the Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(j) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Holder shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

SAIHEAT Limited

By:	/s/ Jianwei Li
Name:	Jianwei Li
Title:	Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

HOLDER:

Energy Science Artist Holding Limited

By:	/s/ Zhang Peng
Name:	Zhang Peng
Title:	Director

[Signature Page to Registration Rights Agreement]

Exhibit A

Questionnaire

[****]